Filed pursuant to Rule 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG GW&K International Small Cap Fund

(formerly AMG Managers Cadence Emerging Companies Fund)

Supplement dated December 23, 2020 to the Prospectus and Statement of Additional Information,

each dated October 1, 2020, as supplemented October 8, 2020

The following information supplements and supersedes any information to the contrary relating to AMG GW&K International Small Cap Fund (formerly AMG Managers Cadence Emerging Companies Fund) (the “Fund”), a series of AMG Funds III, contained in the Fund’s Prospectus (the “Existing Prospectus”) and Statement of Additional Information (the “Existing SAI”), dated and supplemented as noted above.

EFFECTIVE DECEMBER 23, 2020, SHARES OF THE FUND ARE NO LONGER OFFERED UNDER THE EXISTING PROSPECTUS AND THE EXISTING SAI. SHARES OF THE FUND WILL BE OFFERED UNDER A NEW SEPARATE PROSPECTUS (THE “NEW PROSPECTUS”) AND STATEMENT OF ADDITIONAL INFORMATION (THE “NEW STATEMENT OF ADDITIONAL INFORMATION”), EACH DATED DECEMBER 23, 2020.

The New Prospectus and the New Statement of Additional Information contain important information about the Fund. All interested persons and prospective shareholders may visit https://www.amgfunds.com/resources/order_literature.html or call AMG Funds LLC, the investment manager of the Fund, toll-free at 800.548.4539 to obtain copies of the New Prospectus and the New Statement of Additional Information.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE